J.P. Morgan Series Trust
Supplement dated July 18, 2000, to the following Prospectus:

J.P. Morgan Institutional Large Cap Growth Fund, dated October 1, 1999

The second paragraph under the heading "Portfolio Management" on page 1 is hereby replaced with the following:

         The portfolio management team is led by Nadav Peles, vice president, who has been with J.P. Morgan since 1994 as a capital markets researcher, and James Russo, CFA, vice president, who has been with J.P. Morgan since 1994 and has worked in the equity research group as an analyst covering consumer cyclical stocks.